UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                February 22, 2006

                   Chardan North China Acquisition Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                        000-51431                        20-2479743
(State or other jurisdiction of      (Commission File No.)     (I.R.S. Employer Identification
       incorporation)                                                          No.)
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                            625 Broadway, Suite 1111
                           San Diego, California 92101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (858) 847-9000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))



Item 7.01 Regulation FD Disclosure.

      Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of certain slides used by the Company in making a presentation to analysts and potential investors and that are expected to be used in subsequent presentations to interested parties, including analysts, potential investors and shareholders. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

     Exhibit No.             Description
     -----------             -----------
       99.1                  Slides used in presentation


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 22, 2006

                                    CHARDAN NORTH CHINA ACQUISITION CORPORATION



                                    By: /s/ Richard Propper
                                        ----------------------------------------
                                        Richard Propper
                                        Chairman


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